Income taxes	6 Months Ended
Jun. 30, 2014
Income taxes [Abstract]
Income taxes

8. Income taxes

(a) Effective tax rate

Our effective income tax rate (“ETR”) was 42.3% in the first six months of 2014 compared to 32.8% in the first six months of 2013. The ETR was different from the statutory tax rate of 25% due to the effects of the land appreciation tax (“LAT”), the corporate income tax (“CIT”) benefit of LAT, outside basis differences and changes in unrecognized tax benefits. The change in the effective income tax rate is primarily due to the increase of non-deductible interest expenses of US$29.3 million arising from the Secured Senior Notes and the Convertible Note, partially offset by a non-recurring reversal of LAT liabilities of approximately US$12 million during the six months ended June 30, 2014 related to a completed project that was liquidated and settled with the local tax bureaus on favorable terms.

(b) Liability for unrecognized tax benefit

The following table summarizes the activity related to the Group's unrecognized tax benefits:

US$

Balance as of December 31, 2013	16,313,513
Exchange difference	(148,213)
Movement in current year due to expiration of limitations period	—
Balance as of June 30, 2014	16,165,300

The current year movement in the liability for unrecognized tax benefits of US$148,213 was mainly due to the fluctuation of the US$-RMB exchange rate, and therefore was recorded as other comprehensive income arising from foreign currency translation.